UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2004

Omnicare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8269	31-1001351
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 East RiverCenter Boulevard Suite 1600 Covington, Kentucky	41011
(Address of principal executive offices)	(Zip Code)

(859) 392-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Required FD Disclosure.

On May 24, 2004, Omnicare, Inc. (“Omnicare”) issued a press release announcing its offer to acquire all of the outstanding shares of NeighborCare, Inc. Omnicare’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

99.1	Press Release of Omnicare dated May 24, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMNICARE, INC.

By:	/s/ David W. Froesel, Jr.

	Name:	David W. Froesel, Jr.
	Title:	Senior Vice President and Chief Financial Officer

Dated: May 24, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Omnicare dated May 24, 2004.

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